Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Lifeward Ltd. (the “Company”) the period ended June 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Almog Adar, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Almog Adar
Almog Adar
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Lifeward Ltd.

Date: August 14, 2025

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.